Operating Leases	6 Months Ended
Jun. 30, 2021
Operating Leases
Operating Leases

4) Operating Leases

Revenues

The Partnership's primary source of revenues is chartering its shuttle tankers to its customers. The Partnership uses two types of contracts, time charter contracts and bareboat charter contracts. The Partnership's time-charter contracts include both a lease component, consisting of the bareboat element of the contract, and non-lease component, consisting of operation of the Vessel for the customers, which includes providing the crewing and other services related to the Vessel's operations, the cost of which is included in the daily hire rate, except when off hire.

The following table presents the Partnership's revenues by time charter and bareboat charters and other revenues for the three and six months ended June 30, 2021 and 2020:

	Three Months Ended June 30,		Six Months Ended June 30,
(U.S. Dollars in thousands)	2021	2020	2021	2020
Time charter revenues (service element included)	$55,264	$59,001	$109,733	$114,978
Bareboat revenues	11,249	11,249	22,378	22,498
Other revenues (loss of hire insurance recoveries and other income)	4,424	9	10,307	607
Total revenues	$70,937	$70,259	$142,418	$138,083

As of June 30, 2021, the minimum contractual future revenues to be received from time charters and bareboat charters during the next five years and thereafter are as follows (including service element of the time charter, but excluding unexercised customer option periods):

(U.S. Dollars in thousands)
2021 (excluding the six months ended June 30, 2021)	$131,436
2022	184,259
2023	99,805
2024	102,560
2025	76,916
2026 and thereafter	46,775
Total	$641,751

The minimum contractual future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum contractual future revenues are calculated based on certain assumptions such as operating days per year. In addition, minimum contractual future revenues presented in the table above have not been reduced by estimated off-hire time for periodic maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.

The Partnership’s fleet as of June 30, 2021 consisted of:

●	the Fortaleza Knutsen, a shuttle tanker built in 2011 that is currently operating under a bareboat charter that expires in March 2023 with Fronape International Company, a subsidiary of Petrobras Transporte S.A. (“Transpetro”);
●	the Recife Knutsen, a shuttle tanker built in 2011 that is currently operating under a bareboat charter that expires in August 2023 with Transpetro;
●	the Bodil Knutsen, a shuttle tanker built in 2011 that is currently operating under a time charter with Knutsen Shuttle Tankers Pool AS, a subsidiary of KNOT, for an initial three-month period commencing on May 13, 2021 and then on a rolling one-month basis, possibly for the remainder of 2021. The vessel is expected to undergo installation of a
VOC recovery plant in the third or fourth quarter of 2021 and will commence on a new time charter contract with a major oil company in the fourth quarter of 2023 or the first quarter of 2024;
●	the Windsor Knutsen, a conventional oil tanker built in 2007 and retrofitted to a shuttle tanker in 2011. The Windsor Knutsen has been idle since December 2020, other than for a short-term voyage of seven days. The vessel is expected to operate under a one-year time charter contract (with owner's option to substitute, and with charterer's options to extend the charter by one one-year period and then one six-month period) with a major oil company. The charter is expected to commence in September 2021. The signing of this contract remains outstanding pending a number of final details which are expected to be resolved shortly;
●	the Carmen Knutsen, a shuttle tanker built in 2013 that is currently operating under a time charter that expires in January 2023, with Repsol Sinopec Brasil, B.V. a subsidiary of Repsol Sinopec Brasil, S.A. (“Repsol”), with options to extend until January 2026;
●	the Hilda Knutsen, a shuttle tanker built in 2013 that is currently operating under a time charter that expires in August 2022 with Eni Trading and Shipping S.p.A. (“ENI”), with options to extend until August 2025;
●	the Torill Knutsen, a shuttle tanker built in 2013 that is currently operating under a time charter that expires in November 2022 with ENI, with options to extend until November 2024;
●	the Dan Cisne, a shuttle tanker built in 2011 that is currently operating under a bareboat charter that expires in September 2023 with Transpetro;
●	the Dan Sabia, a shuttle tanker built in 2012 that is currently operating under a bareboat charter that expires in January 2024 with Transpetro;
●	the Ingrid Knutsen, a shuttle tanker built in 2013 that is currently operating under a time charter that expires in February 2024 with Vår Energi Marine AS, a Norwegian subsidiary of Vår Energi AS, with options to extend until February 2029;
●	the Raquel Knutsen, a shuttle tanker built in 2015 that is currently operating under a time charter that expires in June 2025 with Repsol, with options to extend until June 2030;
●	the Tordis Knutsen, a shuttle tanker built in 2016 that is currently operating under a time charter that expires in January 2022, with a subsidiary of Shell. The vessel will commence on a new 3-year time charter contract with a major oil company in 2023;
●	the Vigdis Knutsen, a shuttle tanker built in 2017 that is currently operating under a time charter that expires in the second quarter of 2022 with a subsidiary of Shell. The vessel will commence on a new 3-year time charter contract with a major oil company in 2023;
●	the Lena Knutsen, a shuttle tanker built in 2017 that is currently operating under a time charter that expires in the third quarter of 2022 with a subsidiary of Shell. The vessel will commence on a new 3-year time charter contract with a major oil company in 2023;
●	the Brasil Knutsen, a shuttle tanker built in 2013 that is currently operating under a time charter that expires in September 2022 with Galp Sinopec Brazil Services B.V. (“Galp”), with options to extend until September 2028; and
●	the Anna Knutsen, a shuttle tanker built in 2017 that is currently operating under a time charter that expires in March 2022 with Galp, with options to extend until March 2028.
●	the Tove Knutsen, a shuttle tanker built in 2020 that is currently operating under a time charter that expires in October 2027 with Equinor, with options to extend until October 2040.

Lease obligations

The Partnership does not have any material leased assets but has some leased equipment on operational leases on the various ships operating on time charter contracts. As of June 30, 2021, the right-of-use asset and lease liability for operating leases was $3.1 million and are presented as separate line items on the balance sheets. The operating lease cost and corresponding cash flow effect for the three and six months ended June 30, 2021 was $0.2 million and $0.3 million respectively. As of June 30, 2021, the weighted average discount rate for the operating leases was 2.3% and was determined using the expected incremental borrowing rate for a loan facility of similar term. As of June 30, 2021, the weighted average remaining lease terms are 4.6 years.

A maturity analysis of the Partnership’s lease liabilities from leased-in equipment as of June 30, 2021 is as follows:

(U.S. Dollars in thousands)
2021 (excluding the six months ended June 30, 2021)	$352
2022	703
2023	703
2024	703
2025	703
2026 and thereafter	59
Total	$3,223
Less imputed interest	163
Carrying value of operating lease liabilities	$3,060